UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2008
Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, Suite 2250, Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 842-2600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     New Employment Agreement for Brian Wainger. On April 17, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Premier Exhibitions, Inc. (the “Company”) approved the execution of a new Employment Agreement between the Company and Mr. Wainger. Such Employment Agreement provides that the Company shall employ Mr. Wainger as its General Counsel through April 16, 2011 at an annual base salary of $250,000 per year, subject to a minimum increase of 4% per year. Such Employment Agreement also provides that Mr. Wainger will be entitled to four weeks’ annual vacation, $1,500 per year in medical expense reimbursement and $2,000 per year in disability insurance premium payments. If Mr. Wainger is terminated for any reason other than “Cause,” as such term is defined in the new Employment Agreement, Mr. Wainger shall be entitled to an immediate lump sum payment equal to his annual base salary. The remaining terms of Mr. Wainger’s new Employment Agreement are consistent in all material respects with the terms of Mr. Wainger’s previous Employment Agreement, which is described in the Company’s Definitive Proxy Statement filed on June 27, 2007 under the heading “Executive Compensation — Employment Agreements,” which description is incorporated into this Current Report on Form 8-K by reference. A copy of Mr. Wainger’s new Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1.
     Named Executive Officer Bonuses. On April 17, 2008, the Company’s Compensation Committee also approved the payment to the named executive officers set forth below of the following cash bonuses:

Named Executive Officer	Bonus Amount
Thomas Zaller,	$75,000
Vice President — Exhibitions

Brian Wainger,	$50,000
General Counsel and Corporate Secretary
     Payment of Certain President and Chief Executive Officer Expenses. Also on April 17, 2008, the Company’s Compensation Committee agreed to pay up to $10,000 per month in temporary housing and storage expenses incurred by Bruce Eskowitz, the Company’s President and Chief Executive Officer, in connection with his relocation to Atlanta, Georgia. Mr. Eskowitz shall be entitled to such expense reimbursement through September 2008.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Employment Agreement between Brian Wainger and Premier Exhibitions, Inc. dated April 17, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.
Date: April 21, 2008	By:	/s/ Harold W. Ingalls
Harold W. Ingalls
Chief Financial Officer